INCOME TAXES - Schedule of Deferred Tax Recognized In Other Comprehensive Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Pension and postretirement benefits	$ (4,847)	$ (555)	$ 2,584
Hedge accounting	1,847	(363)	0
Interest rate swaps	(12,445)	(2,445)	0
Equity method investments	(138)	(832)	0
Total deferred tax benefit (expense) recognized in other comprehensive income (loss)	$ (15,583)	$ (4,195)	$ 2,584